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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 30,1997
                                                   ----------------

                               STERIS CORPORATION
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

      Ohio                       0-20165                  34-1482024
      ----                       -------                  ----------
(State or Other               (Commission File          (IRS Employer
Jurisdiction of                Number)                  Identification No.)
Incorporation)


5960 Heisley Road, Mentor, Ohio                                44060-1868
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (216) 354-2600
                                                     --------------


Former Name or Former Address, if Changed Since Last Report:  N/A
                                                             -----

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ITEM 5.  OTHER EVENTS

     On January 30, 1997, the Registrant issued a press release announcing its earnings for the three month period and nine month period ended December 31, 1996. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
              AND EXHIBITS

(c)   Exhibits
      --------
       99.1 The Registrant's January 30, 1997, press release announcing its earnings for the three month period and nine month period ended December 31, 1996.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      STERIS CORPORATION
                                               --------------------------------
                                                         (Registrant)


Date:  January 31, 1997                        By:/s/Michael A. Keresman, III
                                                  -----------------------------
                                                  Michael A. Keresman, III
                                                  Senior Vice President and CFO